UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report June 16, 1997

                GRIFFIN REAL ESTATE FUND-V, A LIMITED PARTNERSHIP

                                    MINNESOTA

                         Commission file number 2-95118

                   IRS Employer Identification No. 41-1507989

             510 Marquette Avenue, Suite 300, Minneapolis, MN 55402


                  Registrant's telephone number: (612) 338-2828



Item 2.  Acquisition or disposition of assets.


                       DISPOSITION OF RAVENWOOD APARTMENTS
                               OF CINCINNATI, OHIO


Griffin Ravenwood Joint Venture is a joint venture between Griffin Real Estate Fund-IV, A Limited Partnership (30% owner) and Griffin Real Estate Fund-V, A Limited Partnership (70% owner). The joint venture's only investment was Ravenwood Apartments which is located at 2220 Westwood Northern Boulevard, Cincinnati, Ohio.

On June 16, 1997, Griffin Ravenwood Joint Venture sold Ravenwood Apartments to Anglo Edison Ravenwood LLC of San Diego, California.

Description of Property

Ravenwood Apartments is a 190 unit apartment complex located at 2220 Westwood Northern Boulevard, Cincinnati, Ohio. The property was originally acquired by Griffin Ravenwood Joint Venture on April 30, 1985 for $3,965,000. A down payment of $965,000 was made with the balance of $3,000,000 financed by a first mortgage loan. On December 10, 1993 the property debt was refinanced with a new $3,105,500 first mortgage and the original mortgage was extinguished.

Sale of Property

The Ravenwood Apartments sales price of $3,450,000 cash was arrived at through negotiations with the buyer who had no material relationship to Griffin Real Estate Fund-V, to any affiliates of Griffin Real Estate Fund-V, to its General Partner, or to any associates of its General Partner. With the proceeds of the sale, the mortgage principal balance of $3,020,785, and accrued interest of $12,385 and sales costs were paid.


Item 7.  Financial Statements and Exhibits

The following documents are filed as part of this report:

      Proforma financial information.


                           GRIFFIN REAL ESTATE FUND-V,

                              A LIMITED PARTNERSHIP
                                 BALANCE SHEETS
                                DECEMBER 31, 1996

                                                                                    * After
                                                                                   Disposition
ASSETS:                                        Actual           Adjustment          Proforma
                                            ------------       ------------       ------------
Cash and cash equivalents                   $    450,906       $    125,202       $    576,108
Real estate tax escrow deposits                  200,490            (70,610)           129,880
Receivables and other assets                      41,527            (12,622)            28,905
                                            ------------       ------------       ------------
  Total                                          692,923             41,970            734,893
                                            ------------       ------------       ------------

PROPERTY AND EQUIPMENT:
Land                                           3,046,000           (322,000)         2,724,000
Buildings and improvements                    17,646,870         (2,528,296)        15,118,574
Furniture and equipment                        1,592,170           (279,083)         1,313,087
                                            ------------       ------------       ------------
   Total                                      22,285,040         (3,129,379)        19,155,661
Less accumulated depreciation                  8,325,543         (1,426,319)         6,899,224
                                            ------------       ------------       ------------
Property and equipment - net                  13,959,497         (1,703,060)        12,256,437
                                            ------------       ------------       ------------

Deferred expenses (less accumulated
  amortization -$212,916)                        219,172            (63,639)           155,533
                                            ------------       ------------       ------------
  TOTAL ASSETS                              $ 14,871,592       $ (1,724,729)      $ 13,146,863
                                            ============       ============       ============


LIABILITIES AND PARTNERS' EQUITY:

LIABILITIES:
Accounts payable:
  Affiliate                                 $      4,129       $       --         $      4,129
  Other                                          220,240            (71,914)           148,326
Security deposits                                125,235            (14,202)           111,033
Accrued interest                                  78,245            (16,767)            61,478
Mortgage notes payable                        13,025,497         (2,123,521)        10,901,976
                                            ------------       ------------       ------------
  Total liabilities                           13,453,346         (2,226,404)        11,226,942
                                            ------------       ------------       ------------

PARTNERS' EQUITY:
General Partners                                (210,793)             5,017           (205,776)
Limited Partners                               1,629,039            496,658          2,125,697
                                            ------------       ------------       ------------
  Total Partners' Equity                       1,418,246            501,675          1,919,921
                                            ------------       ------------       ------------

TOTAL LIABILITIES AND PARTNERS' EQUITY      $ 14,871,592       $ (1,724,729)      $ 13,146,863
                                            ============       ============       ============


* The after disposition proforma represents the historcial operations of the Partnership which does not include assets or liabilities relating to the disposed property.



                           GRIFFIN REAL ESTATE FUND-V,
                              A LIMITED PARTNERSHIP
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                            *After Disposition
REVENUES:                                      Actual         Adjustments        Proforma
                                            -----------       -----------       -----------
Rent (less apartment vacancies: 1996,
   $303,971)                                $ 4,095,552       $  (602,659)      $ 3,492,893
Interest                                         21,615            (1,566)           20,049
Other                                            80,921           (15,539)           65,382
                                            -----------       -----------       -----------
   Total revenues                             4,198,088          (619,764)        3,578,324
                                            -----------       -----------       -----------

EXPENSES:
Interest                                      1,136,293          (198,591)          937,702
Depreciation and amortization                   774,243          (117,053)          657,190
Real Estate Taxes                               292,829           (54,365)          238,464
Repairs and maintenance                         659,340           (73,877)          585,463
Utilities                                       409,344           (75,575)          333,769
Salaries and employee benefits                  604,706          (135,562)          469,144
Management fees to related parties              221,068           (30,374)          190,694
Administrative                                  153,064           (27,205)          125,859
Insurance                                       107,848           (19,440)           88,408
Bad Debt                                         27,900            (7,303)           20,597
Other                                             1,702              (111)            1,591
                                            -----------       -----------       -----------

   Total Expenses                             4,388,337          (739,456)        3,648,881
                                            -----------       -----------       -----------

NET INCOME (LOSS)                           $  (190,249)      $   119,692       $   (70,557)
                                            ===========       ===========       ===========


NET INCOME (LOSS) ALLOCATED TO GENERAL
PARTNER                                     $    (1,902)      $     1,196       $      (706)
                                            ===========       ===========       ===========

NET INCOME (LOSS) ALLOCATED TO LIMITED
PARTNERS                                    $  (188,347)      $   118,496       $   (69,851)
                                            ===========       ===========       ===========

PER UNIT:

NET INCOME (LOSS)                           $     (4.92)      $      3.09       $     (1.83)
                                            ===========       ===========       ===========


*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.



                           GRIFFIN REAL ESTATE FUND-V,
                              A LIMITED PARTNERSHIP
                            CONDENSED BALANCE SHEETS
                                 MARCH 31, 1997
                                   (unaudited)

                                                                          *After Disposition
ASSETS:                                   Actual          Adjustments          Proforma
                                       ------------       ------------       ------------
Cash and cash equivalents              $    584,418       $    183,305       $    767,723
Receivables and other assets                403,930           (153,339)           250,591
                                       ------------       ------------       ------------
    Total                                   988,348             29,966          1,018,314
                                       ------------       ------------       ------------

PROPERTY AND EQUIPMENT:
   Land                                   3,046,000           (322,000)         2,724,000
   Buildings and Improvements            17,686,891         (2,528,296)        15,158,595
   Furniture and Equipment                1,592,170           (279,084)         1,313,086
                                       ------------       ------------       ------------
Total                                    22,325,061         (3,129,380)        19,195,681
  Less accumulated depreciation           8,507,696         (1,452,806)         7,054,890
                                       ------------       ------------       ------------
  Property and Equipment- net            13,817,365         (1,676,574)        12,140,791
                                       ------------       ------------       ------------

TOTAL ASSETS                           $ 14,805,713       $ (1,646,608)      $ 13,159,105
                                       ============       ============       ============


LIABILITIES AND PARTNERS' EQUITY:

LIABILITIES:
   Accounts payable and accrued
        liabilities                    $    297,258       $    (43,122)      $    254,136
   Security Deposit                         124,309            (14,756)           109,553
   Mortgage notes payable                12,987,098         (2,119,121)        10,867,977
                                       ------------       ------------       ------------
        Total liabilities                13,408,665         (2,176,999)        11,231,666
                                       ------------       ------------       ------------

PARTNERS' EQUITY:
   General Partners                        (211,005)             5,304           (205,701)
   Limited Partners                       1,608,053            525,087          2,133,140
                                       ------------       ------------       ------------
        Total Partners' Equity            1,397,048            530,391          1,927,439
                                       ------------       ------------       ------------

TOTAL LIABILITIES AND
PARTNERS' EQUITY                       $ 14,805,713       $ (1,646,608)      $ 13,159,105
                                       ============       ============       ============


*The after disposition proforma represents the historical operations of the Partnership which does not include assets or liabilities relating to the disposed property.



                           GRIFFIN REAL ESTATE FUND-V,
                              A LIMITED PARTNERSHIP
                       CONDENSED STATEMENTS OF OPERATIONS
                        THREE MONTHS ENDED MARCH 31, 1997
                                   (unaudited)

                                                                    *After Disposition
REVENUES:                             Actual         Adjustments         Proforma
                                   -----------       -----------       -----------
Rental Income                      $ 1,031,754       $  (150,928)      $   880,826
Interest Income                          8,187              (140)            8,047
Other Income                            19,156            (3,577)           15,579
                                   -----------       -----------       -----------

    Total Revenues                   1,059,097          (154,645)          904,452
                                   -----------       -----------       -----------

OPERATING EXPENSES:
Operating Expenses                     604,932          (109,106)          495,826
Interest Expense                       282,529           (48,907)          233,622
Depreciation and amortization          192,834           (28,787)          164,047
                                   -----------       -----------       -----------

    Total Operating Expenses         1,080,295          (186,800)          893,495
                                   -----------       -----------       -----------

NET INCOME                             (21,198)           32,155            10,957

NET INCOME ALLOCATED
   TO GENERAL PARTNER                     (212)              322               110
                                   -----------       -----------       -----------

NET INCOME ALLOCATED
   TO LIMITED PARTNERS             $   (20,986)      $    31,833       $    10,847
                                   ===========       ===========       ===========

PER UNIT:

NET INCOME                         $      (.55)      $       .83       $       .28
                                   ===========       ===========       ===========


*The after disposition proforma represents the historical operations of the Partnership which does not include operating income or expenses relating to the disposed property, or the gain or loss on disposal.




                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GRIFFIN REAL ESTATE FUND V,
                                           A LIMITED PARTNERSHIP

                                           BY:  GRIFFIN EQUITY PARTNERS
                                              ITS GENERAL PARTNER



Date: July 1, 1997                         BY:  /s/ Larry D. Fransen
                                               --------------------------------
                                               Larry D. Fransen
                                               General Partner